Exhibit 99.1

         DISCLAIMER LEGEND FOR COMPUTATIONAL MATERIALS FOR PUBLIC CMBS

Copyright 2005 JPMorgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluat ing the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JP Morgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                 JPMCC 05-CIBC12 Extension Scenario Code Look-up


Scenario Codes         Explanation
--------------         -----------
IOs & LTV by 12        Extend IO loans and loans with LTV > 75% at maturity by
                       12 months. Remainder of pool run a
IOs & LTV by 18        Extend IO loans and loans with LTV > 75% at maturity by
                       18 months. Remainder of pool run a
Short Balloons by 12   Extend any loan that matures in the first 72 months by 12
                       months. Remainder of pool run at 0
Short Balloons by 18   Extend any loan that matures in the first 72 months by 18
                       months. Remainder of pool run at 0


Codes   Criteria
-----   --------
A       Interest Only loan
B       Maturity LTV > 75%
C       Balloon Term <= 72 months
D       Interest Only loan & Maturity LTV > 75%
F       Interest Only loan & Balloon Term <= 72 months
G       Interest Only loan, Maturity LTV > 75% & Balloon Term <= 72 months


Loan #   Seller                Property Name                 Subgroup
------   ------   ----------------------------------------   --------
1        JPMCB    Universal Hotel Portfolio                     A
1.1               Portofino Bay                                 A
1.2               Royal Pacific                                 A
1.3               Hard Rock                                     A
2         CIBC    40 Rector Street                              G
3        JPMCB    Promenade at Westlake
4        JPMCB    LXP- ISS
5        JPMCB    4250 North Fairfax Drive                      A
6         CIBC    Fort Steuben Mall
7        JPMCB    South Brunswick Square
8        JPMCB    Hacienda Shopping Center
9         CIBC    Stirling Covington Center
10       JPMCB    The Shoppes at Susquehanna Marketplace
11        CIBC    Discovery Channel Building
12       JPMCB    Timber Links Apartments
13        CIBC    450 North Roxbury Drive
14        CIBC    Metro Towne Center
15       JPMCB    Beltway Business Center
16        CIBC    Preston Towne Crossing
17        CIBC    Merchant's Crossing
18       JPMCB    Carriage Parc Apartments                      B
19       JPMCB    Regency- Riverside Square & River's Edge      G
20        CIBC    The Village at Eagle Glen                     C
21       JPMCB    Regency- Bayhill Shopping Center              G
22        CIBC    Quaker Crossing
23       JPMCB    717 14th Street, NW
24       JPMCB    Village Square Shopping Center
25        CIBC    Veranda Apartments
26       JPMCB    LXP-Capital One - Building One
27       JPMCB    Lee's Hill                                    G
28       JPMCB    Regency- Ygnacio Plaza                        F
29        CIBC    Phillips Ranch Village Shopping Center
30        CIBC    Berkeley Square
31        CIBC    Brook Run
32        CIBC    Southpark Centre
33       JPMCB    LXP-IKON
34        CIBC    Scotch Hills Apartments
35       JPMCB    Regency- Bowie Plaza                          G
36       JPMCB    Regency- Parkville Shopping Center            G

                 JPMCC 05-CIBC12 Extension Scenario Code Look-up


Codes   Criteria
-----   --------
A       Interest Only loan
B       Maturity LTV > 75%
C       Balloon Term <= 72 months
D       Interest Only loan & Maturity LTV > 75%
F       Interest Only loan & Balloon Term <= 72 months
G       Interest Only loan, Maturity LTV > 75% & Balloon Term <= 72 months


Loan #   Seller              Property Name               Subgroup
------   ------   ------------------------------------   --------
37       JPMCB    9000 Waukegan Road
38        CIBC    Watertower Place at Celebration
39        CIBC    Embassy Suites Hotel Salt Lake City
40       JPMCB    Regency- Aurora Marketplace               G
41       JPMCB    Arden Square
42       JPMCB    Regency- Kings Park Shopping Center       G
43       JPMCB    International Plaza
44        CIBC    Bed Bath & Beyond
45       JPMCB    Parkwood Plaza Shopping Center
46       JPMCB    Sharp Healthcare
47        CIBC    Gramercy Parc Apartments
48       JPMCB    LXP-AT&T
49        CIBC    Jefferson Point Apartments
50       JPMCB    The Heights                               A
51        CIBC    Brookside Plaza
52       JPMCB    LXP-The Dial Corporation
53       JPMCB    Regency- Riverview Plaza                  G
54       JPMCB    Lofts at Chimney Hill
55       JPMCB    Pinebrook Shopping Center
56       JPMCB    101 Kentile Road
57        CIBC    Cathedral Village Shopping Center
58       JPMCB    Regency- Twin Oaks Shopping Center        G
59       JPMCB    Eatontown Plaza
60       JPMCB    The Plantation Apartment Homes            G
61       JPMCB    LXP-Kerr McGee
62        CIBC    East Pointe Apartments
63        CIBC    Cherrywood Shopping Center                G
64        CIBC    50 Chestnut Ridge Road
65        CIBC    Cannon West Shopping Center
66       JPMCB    LXP-LA Media Tech Center Building 5
67        CIBC    Bensalem Shopping Center
68       JPMCB    St. Andrews at River Park Apartments
69       JPMCB    The Center of Sheffield
70       JPMCB    Desert Palms Apartments
71        CIBC    Nexus Town Center
72       JPMCB    Regency- Silverado Plaza                  G
73        CIBC    RBC Centura Tower
74        CIBC    Airpark II
75       JPMCB    Lakewind East Apartments
76        CIBC    Haywood Plaza                             D
77        CIBC    Lake at NorthPoint                        C
78        CIBC    Riverside Center
79        CIBC    ABB Building
80       JPMCB    Regency- Northway Shopping Center         G
81       JPMCB    329 West 18th Street                      A
82        CIBC    367 Southern Boulevard
83       JPMCB    LXP-Allstate Insurance Company

                 JPMCC 05-CIBC12 Extension Scenario Code Look-up


Codes   Criteria
-----   --------
A       Interest Only loan
B       Maturity LTV > 75%
C       Balloon Term <= 72 months
D       Interest Only loan & Maturity LTV > 75%
F       Interest Only loan & Balloon Term <= 72 months
G       Interest Only loan, Maturity LTV > 75% & Balloon Term <= 72 months


Loan #   Seller                             Property Name                             Subgroup
------   ------   -----------------------------------------------------------------   --------
84       JPMCB    Cherry Hill Plaza
85       JPMCB    Plaza Las Brisas
86       JPMCB    3067-3095 Berlin Turnpike
87        CIBC    Atrium Executive Plaza
88       JPMCB    6 Shaw's Cove
89       JPMCB    Holiday Inn Chattanooga
90        CIBC    USDA Fort Collins
91       JPMCB    Regency- Whitnall Square Shopping Center                               F
92        CIBC    6495, 6565, 6517, 6515, 6523, 6501 and 6519 Taft Street Portfolio
92.1              6495 Taft Street
92.2              6565 Taft Street
92.3              6517 Taft Street
92.4              6515 Taft Street
92.5              6523 Taft Street
92.6              6501 Taft Street
92.7              6519 Taft Street
93        CIBC    Queen Anne Belvedere
94       JPMCB    Olympic Towers
95        CIBC    Carriage Hill Apartments
96       JPMCB    LXP-Metris
97       JPMCB    River Crossing
98       JPMCB    Tuscany Apartments
99        CIBC    The Grande Theatre 16
100       CIBC    Tivoli Apartments
101       CIBC    Ontario Spectrum Business Center
102       CIBC    Newhall Plaza
103      JPMCB    Lewisville Town Center
104      JPMCB    York Plaza Shopping Center
105       CIBC    Sterling University Peaks
106      JPMCB    Honey Creek Apartments
107      JPMCB    Longview Oaks Apartments
108      JPMCB    Royal Dane Mall
109      JPMCB    Hidden Valley Apartments
110      JPMCB    LXP-Principal Life Insurance
111       CIBC    VA Outpatient Clinic
112      JPMCB    Cypress Creek Retail
113       CIBC    Mission West Shopping Center
114      JPMCB    ParkWest 1
115       CIBC    American Fork Medical
116       CIBC    Scarsdale Village Shopping Center
117       CIBC    Karasick Portfolio
117.1             Lido Villa
117.2             Seacrest Apartments
118      JPMCB    Stor-All Man-O-War
119       CIBC    North Market Place
120      JPMCB    Rancho Crossroads
121       CIBC    Towncreek Shopping Center

                 JPMCC 05-CIBC12 Extension Scenario Code Look-up


Codes   Criteria
-----   --------
A       Interest Only loan
B       Maturity LTV > 75%
C       Balloon Term <= 72 months
D       Interest Only loan & Maturity LTV > 75%
F       Interest Only loan & Balloon Term <= 72 months
G       Interest Only loan, Maturity LTV > 75% & Balloon Term <= 72 months


Loan #   Seller              Property Name              Subgroup
------   ------   -----------------------------------   --------
122      JPMCB    4949 Hedgcoxe Plaza
123       CIBC    Circuit City - Whitehall
124      JPMCB    Fairway Park Manor
125       CIBC    6350 Laurel Canyon
126       CIBC    Williamsburg Square Apartments
127      JPMCB    185 Varick Street
128      JPMCB    2200 Southwest 71st Terrace
129       CIBC    Briar Hills One                          C
130       CIBC    6363 and 6365 Taft Street Portfolio
130.1             6363 Taft Street
130.2             6365 Taft Street
131      JPMCB    North Creek Executive Center
132       CIBC    Two Corporate Place
133      JPMCB    Stor-All - Brownsboro
134       CIBC    Townview Business Center                 C
135       CIBC    Eastgate Shopping Center
136       CIBC    Golf Course Plaza
137       CIBC    Hulen South Tower
138       CIBC    Towne Oaks
139      JPMCB    Greenfield II Office Building
140       CIBC    Abbotts Bridge Crossing                  C
141       CIBC    Veterans Affairs Building
142      JPMCB    The Monarch Apartments
143       CIBC    Grove Ontario Business Center
144       CIBC    Lamar Village Apartments
145       CIBC    Clearmont Apartments
146       CIBC    Oakwood Manor Apartments
147      JPMCB    Mar-Stal Apartments
148      JPMCB    Saranac Lake Plaza
149      JPMCB    Regency Park Apartments
150      JPMCB    Coursey Place Center
151       CIBC    Silver Spur Ranch
152      JPMCB    Stor-All - Cane Run
153      JPMCB    Centre 205
154      JPMCB    Fox Run Professional Center
155      JPMCB    221 Broadway - Medical Office Bldg
156      JPMCB    Fairview Garden Apartments
157      JPMCB    Live Oak Business Center
158      JPMCB    Sawgrass Business Centre
159      JPMCB    Greenbrier Square
160       CIBC    Ashwood Apartments
161      JPMCB    2430 E Market
162      JPMCB    Acorn Mini Storage- Sebastian
163       CIBC    CVS Rocky Point
164       CIBC    Westgate Plaza
165      JPMCB    9290-9296 Civic Center Drive
166      JPMCB    La Quinta Shopping Center

                 JPMCC 05-CIBC12 Extension Scenario Code Look-up


Codes   Criteria
-----   --------
A       Interest Only loan
B       Maturity LTV > 75%
C       Balloon Term <= 72 months
D       Interest Only loan & Maturity LTV > 75%
F       Interest Only loan & Balloon Term <= 72 months
G       Interest Only loan, Maturity LTV > 75% & Balloon Term <= 72 months


Loan #   Seller                Property Name                 Subgroup
------   ------   ----------------------------------------   --------
167       CIBC    Las Misiones Plaza
168      JPMCB    Cedar Cliff Mall and Professional Center
169      JPMCB    Orion Campus
170      JPMCB    Lassen Industrial
171       CIBC    White Summit
172       CIBC    The Warehouse Apartments
173       CIBC    Tracy Industrial Building
174      JPMCB    Copperfield Plaza
175       CIBC    Woodlawn Village Apartments
176      JPMCB    Stor-All Dublin
177      JPMCB    Moraga Plaza
178      JPMCB    Stor-All - Dixie
179      JPMCB    Stor-All - New Cut
180       CIBC    Belmont Village Square
181      JPMCB    Sara Lee Distribution
182      JPMCB    Regency- 601 King Street                      G
183       CIBC    Bradbury Pointe Mobile Home Park
184      JPMCB    Cloister Shopping Center
185      JPMCB    The Trails Shopping Center
186       CIBC    Brandon Commons
187      JPMCB    Parkway Gardens Apartments
188      JPMCB    Emerald Glen Apartments
189       CIBC    Plum Pointe Shopping Center
190      JPMCB    Drew Street Storage
191      JPMCB    Freemont Commons
192      JPMCB    Palace Plaza Shopping Center
193      JPMCB    Carriage Place Apartments                     C
194      JPMCB    Fern Ridge Apartments                         C
195      JPMCB    Metroland Heights
196       CIBC    Advanced Auto Parts
                              pxguide_071405 -- ASB

CHASE SECURITIES

Balance   $137,483,000.00    Delay                   11
Coupon            4.81300    Dated           07/01/2005
Settle         07/29/2005    First Payment   08/12/2005

WAC   5.29590   WAM    111
NET   5.26458   WALA   1


Price                   IOs & LTV by 12   IOs & LTV by 18
---------------------------------------------------------
                                  Yield             Yield
---------------------------------------------------------
100-00                            4.836             4.836
100-02                            4.825             4.825
100-04                            4.815             4.815
100-06                            4.804             4.804
100-08                            4.793             4.793
100-10                            4.783             4.783
100-12                            4.772             4.772
100-14                            4.761             4.761
100-16                            4.750             4.750
100-18                            4.740             4.740
100-20                            4.729             4.729
100-22                            4.718             4.718
100-24                            4.708             4.708
100-26                            4.697             4.697
100-28                            4.687             4.687
100-30                            4.676             4.676
101-00                            4.665             4.665

Spread @ Center Price              28.0              28.0
WAL                                7.04              7.04
Mod Durn                          5.802             5.802
Mod Convexity                     0.416             0.416
Principal Window            Jan10-Jan15       Jan10-Jan15

---------------------------------------------------------
LIBOR_1MO                       3.38813           3.38813
CMT_3MO                           3.600             3.600
CMT_6MO                           3.825             3.825
CMT_1YR                           4.047             4.047
CMT_2YR                           3.835             3.835
CMT_3YR                           3.882             3.882
CMT_5YR                           3.958             3.958
CMT_10YR                          4.162             4.162
CMT_30YR                          4.399             4.399
---------------------------------------------------------
Balloon Ext (1G)              12 months         18 months
Balloon Ext (1A)              12 months         18 months
---------------------------------------------------------
                              pxguide_071405 -- ASB

CHASE SECURITIES

Balance   $137,483,000.00   Delay           11           WAC   5.29590
Coupon    4.81300           Dated           07/01/2005   NET   5.26458
Settle    07/29/2005        First Payment   08/12/2005

WAM         111
WALA        1


Price                 IOs & LTV by 12   IOs & LTV by 18
-------------------------------------------------------
Balloon Ext (1B)            12 months         18 months
Balloon Ext (1F)            12 months         18 months
Balloon Ext (1D)            12 months         18 months
Balloon Ext (2A)            12 months         18 months
-------------------------------------------------------
Optional Redemption          Call (N)          Call (N)
-------------------------------------------------------

Swap Curve   Mat      2YR      3YR      4YR      5YR      6YR      7YR      8YR      9YR     10YR     11YR     12YR
             Yld   0.3591   0.3925   0.4120   0.4265   0.4317   0.4294   0.4296   0.4248   0.4200   0.4515   0.4664

                              pxguide_071405 -- A2

CHASE SECURITIES

Balance   $171,217,000.00   Delay                   11   WAC   5.29590
Coupon            4.71100   Dated           07/01/2005   NET   5.26458
Settle         07/29/2005   First Payment   08/12/2005

WAM    111
WALA   1


Price                   IOs & LTV by 12   IOs & LTV by 18
---------------------------------------------------------
                                  Yield             Yield
---------------------------------------------------------
100-00                            4.727             4.729
100-02                            4.714             4.717
100-04                            4.701             4.704
100-06                            4.688             4.692
100-08                            4.675             4.680
100-10                            4.663             4.667
100-12                            4.650             4.655
100-14                            4.637             4.643
100-16                            4.624             4.631
100-18                            4.611             4.618
100-20                            4.598             4.606
100-22                            4.585             4.594
100-24                            4.572             4.581
100-26                            4.559             4.569
100-28                            4.546             4.557
100-30                            4.533             4.545
101-00                            4.521             4.533

Spread @ Center Price              21.3              20.3
WAL                                5.58              5.93
Mod Durn                          4.791             5.049
Mod Convexity                     0.275             0.307
Principal Window         ~Jan10 - Jul11    ~Jan10 - Dec11

---------------------------------------------------------
LIBOR_1MO                       3.38813           3.38813
CMT_3MO                           3.600             3.600
CMT_6MO                           3.825             3.825
CMT_1YR                           4.047             4.047
CMT_2YR                           3.835             3.835
CMT_3YR                           3.882             3.882
CMT_5YR                           3.958             3.958
CMT_10YR                          4.162             4.162
CMT_30YR                          4.399             4.399
---------------------------------------------------------
Balloon Ext (1G)              12 months         18 months
Balloon Ext (1A)              12 months         18 months
---------------------------------------------------------
                              pxguide_071405 -- A2

CHASE SECURITIES

Balance   $171,217,000.00   Delay                   11   WAC   5.29590
Coupon            4.71100   Dated           07/01/2005   NET   5.26458
Settle         07/29/2005   First Payment   08/12/2005

WAM    111
WALA   1


Price                 IOs & LTV by 12   IOs & LTV by 18
-------------------------------------------------------
Balloon Ext (1B)            12 months         18 months
Balloon Ext (1F)            12 months         18 months
Balloon Ext (1D)            12 months         18 months
Balloon Ext (2A)            12 months         18 months
-------------------------------------------------------
Optional Redemption          Call (N)          Call (N)
-------------------------------------------------------

Swap Curve   Mat      2YR      3YR      4YR      5YR      6YR      7YR      8YR      9YR     10YR     11YR     12YR
             Yld   0.3591   0.3925   0.4120   0.4265   0.4317   0.4294   0.4296   0.4248   0.4200   0.4515   0.4664

                              pxguide_071405 -- A3A

CHASE SECURITIES

Balance   $243,268,000.00   Delay                   11   WAC   5.29590
Coupon            4.82400   Dated           07/01/2005   NET   5.26458
Settle         07/29/2005   First Payment   08/12/2005

WAM    111
WALA   1


Price                   IOs & LTV by 12   IOs & LTV by 18
---------------------------------------------------------
                                  Yield             Yield
---------------------------------------------------------
100-00                            4.848             4.849
100-02                            4.838             4.839
100-04                            4.827             4.829
100-06                            4.817             4.819
100-08                            4.807             4.809
100-10                            4.796             4.799
100-12                            4.786             4.788
100-14                            4.775             4.778
100-16                            4.765             4.768
100-18                            4.755             4.758
100-20                            4.744             4.748
100-22                            4.734             4.738
100-24                            4.724             4.728
100-26                            4.714             4.718
100-28                            4.703             4.708
100-30                            4.693             4.698
101-00                            4.683             4.688

Spread @ Center Price              28.5              27.7
WAL                                7.27              7.55
Mod Durn                          5.989             6.178
Mod Convexity                     0.433             0.461
Principal Window         ~Jul11 - Dec14    ~Dec11 - Dec14

---------------------------------------------------------
LIBOR_1MO                       3.38813           3.38813
CMT_3MO                           3.600             3.600
CMT_6MO                           3.825             3.825
CMT_1YR                           4.047             4.047
CMT_2YR                           3.835             3.835
CMT_3YR                           3.882             3.882
CMT_5YR                           3.958             3.958
CMT_10YR                          4.162             4.162
CMT_30YR                          4.399             4.399
---------------------------------------------------------
Balloon Ext (1G)              12 months         18 months
Balloon Ext (1A)              12 months         18 months
---------------------------------------------------------
                              pxguide_071405 -- A3A

CHASE SECURITIES

Balance   $243,268,000.00   Delay           11           WAC   5.29590
Coupon    4.82400           Dated           07/01/2005   NET   5.26458
Settle    07/29/2005        First Payment   08/12/2005

WAM    111
WALA   1



Price                 IOs & LTV by 12   IOs & LTV by 18
-------------------------------------------------------
Balloon Ext (1B)            12 months         18 months
Balloon Ext (1F)            12 months         18 months
Balloon Ext (1D)            12 months         18 months
Balloon Ext (2A)            12 months         18 months
-------------------------------------------------------
Optional Redemption          Call (N)          Call (N)
-------------------------------------------------------

Swap Curve   Mat      2YR      3YR      4YR      5YR      6YR      7YR      8YR      9YR     10YR     11YR     12YR
             Yld   0.3591   0.3925   0.4120   0.4265   0.4317   0.4294   0.4296   0.4248   0.4200   0.4515   0.4664

                              pxguide_071405 -- A3B

CHASE SECURITIES

Balance      $243,268,000.00   Delay                   11   WAC   5.29590
Coupon               5.51252   Dated           07/01/2005   NET   5.26458
Settle            07/29/2005   First Payment   08/12/2005

WAM    111
WALA     1


Price                   IOs & LTV by 12   IOs & LTV by 18
---------------------------------------------------------
                                  Yield             Yield
---------------------------------------------------------
103-04                            4.915             4.932
103-06                            4.905             4.922
103-08                            4.895             4.912
103-10                            4.884             4.903
103-12                            4.874             4.893
103-14                            4.864             4.883
103-16                            4.854             4.873
103-18                            4.843             4.863
103-20                            4.833             4.853
103-22                            4.823             4.843
103-24                            4.813             4.833
103-26                            4.803             4.823
103-28                            4.793             4.814
103-30                            4.782             4.804
104-00                            4.772             4.794
104-02                            4.762             4.784
104-04                            4.752             4.774

Spread @ Center Price              35.3              36.1
WAL                                7.27              7.55
Mod Durn                          5.893             6.075
Mod Convexity                     0.423             0.450
Principal Window         ~Jul11 - Dec14    ~Dec11 - Dec14

---------------------------------------------------------
LIBOR_1MO                       3.38813           3.38813
CMT_3MO                           3.600             3.600
CMT_6MO                           3.825             3.825
CMT_1YR                           4.047             4.047
CMT_2YR                           3.835             3.835
CMT_3YR                           3.882             3.882
CMT_5YR                           3.958             3.958
CMT_10YR                          4.162             4.162
CMT_30YR                          4.399             4.399
---------------------------------------------------------
Balloon Ext (1G)              12 months         18 months
Balloon Ext (1A)              12 months         18 months
---------------------------------------------------------
                              pxguide_071405 -- A3B

CHASE SECURITIES

Balance   $243,268,000.00   Delay                   11   WAC   5.29590
Coupon            5.51252   Dated           07/01/2005   NET   5.26458
Settle         07/29/2005   First Payment   08/12/2005

WAM    111
WALA     1


Price                 IOs & LTV by 12   IOs & LTV by 18
-------------------------------------------------------
Balloon Ext (1B)            12 months         18 months
Balloon Ext (1F)            12 months         18 months
Balloon Ext (1D)            12 months         18 months
Balloon Ext (2A)            12 months         18 months
-------------------------------------------------------
Optional Redemption          Call (N)          Call (N)
-------------------------------------------------------

Swap Curve   Mat      2YR      3YR      4YR      5YR      6YR      7YR      8YR      9YR     10YR     11YR     12YR
             Yld   0.3591   0.3925   0.4120   0.4265   0.4317   0.4294   0.4296   0.4248   0.4200   0.4515   0.4664

                              pxguide_071405 -- ASB

CHASE SECURITIES

Balance   $137,483,000.00   Delay                   11   WAC   5.29590
Coupon            4.81300   Dated           07/01/2005   NET   5.26458
Settle         07/29/2005   First Payment   08/12/2005

WAM    111
WALA     1



Price                    Short Balloons by 12   Short Balloonsby 18
-------------------------------------------------------------------
                                        Yield                 Yield
-------------------------------------------------------------------
100-00                                  4.836                 4.836
100-02                                  4.825                 4.825
100-04                                  4.815                 4.815
100-06                                  4.804                 4.804
100-08                                  4.793                 4.793
100-10                                  4.783                 4.783
100-12                                  4.772                 4.772
100-14                                  4.761                 4.761
100-16                                  4.750                 4.750
100-18                                  4.740                 4.740
100-20                                  4.729                 4.729
100-22                                  4.718                 4.718
100-24                                  4.708                 4.708
100-26                                  4.697                 4.697
100-28                                  4.687                 4.687
100-30                                  4.676                 4.676
101-00                                  4.665                 4.665

Spread @ Center Price                    28.0                  28.0
WAL                                      7.04                  7.04
Mod Durn                                5.802                 5.802
Mod Convexity                           0.416                 0.416
Principal Window                Jan10 - Jan15         Jan10 - Jan15

-------------------------------------------------------------------
LIBOR_1MO                             3.38813               3.38813
CMT_3MO                                 3.600                 3.600
CMT_6MO                                 3.825                 3.825
CMT_1YR                                 4.047                 4.047
CMT_2YR                                 3.835                 3.835
CMT_3YR                                 3.882                 3.882
CMT_5YR                                 3.958                 3.958
CMT_10YR                                4.162                 4.162
CMT_30YR                                4.399                 4.399
-------------------------------------------------------------------
Balloon Ext (1G)                    12 months             18 months
Balloon Ext (1C)                    12 months             18 months
-------------------------------------------------------------------
                              pxguide_071405 -- ASB

CHASE SECURITIES

Balance   $137,483,000.00   Delay                   11   WAC   5.29590
Coupon            4.81300   Dated           07/01/2005   NET   5.26458
Settle         07/29/2005   First Payment   08/12/2005

WAM    111
WALA     1




Price                 Short Balloons by 12   Short Balloons by 18
-----------------------------------------------------------------
Balloon Ext (1F)                 12 months              18 months
-----------------------------------------------------------------
Optional Redemption               Call (N)               Call (N)
-----------------------------------------------------------------

Swap Curve   Mat      2YR      3YR      4YR      5YR      6YR      7YR      8YR      9YR     10YR     11YR     12YR
             Yld   0.3591   0.3925   0.4120   0.4265   0.4317   0.4294   0.4296   0.4248   0.4200   0.4515   0.4664

                              pxguide_071405 -- A2

CHASE SECURITIES

Balance   $171,217,000.00   Delay                   11   WAC   5.29590
Coupon            4.71100   Dated           07/01/2005   NET   5.26458
Settle         07/29/2005   First Payment   08/12/2005

WAM    111
WALA     1



Price                   Short Balloons by 12   Short Balloons by 18
-------------------------------------------------------------------
                                       Yield                  Yield
-------------------------------------------------------------------
100-00                                 4.729                  4.731
100-02                                 4.716                  4.719
100-04                                 4.704                  4.707
100-06                                 4.691                  4.696
100-08                                 4.679                  4.684
100-10                                 4.666                  4.672
100-12                                 4.654                  4.661
100-14                                 4.641                  4.649
100-16                                 4.629                  4.637
100-18                                 4.617                  4.626
100-20                                 4.604                  4.614
100-22                                 4.592                  4.603
100-24                                 4.580                  4.591
100-26                                 4.567                  4.580
100-28                                 4.555                  4.568
100-30                                 4.542                  4.556
101-00                                 4.530                  4.545

Spread @ Center Price                   20.6                   19.5
WAL                                     5.84                   6.31
Mod Durn                               4.993                  5.340
Mod Convexity                          0.296                  0.339
Principal Window               Jan10 - Aug11          Jan10 - Jan12

-------------------------------------------------------------------
LIBOR_1MO                            3.38813                3.38813
CMT_3MO                                3.600                  3.600
CMT_6MO                                3.825                  3.825
CMT_1YR                                4.047                  4.047
CMT_2YR                                3.835                  3.835
CMT_3YR                                3.882                  3.882
CMT_5YR                                3.958                  3.958
CMT_10YR                               4.162                  4.162
CMT_30YR                               4.399                  4.399
-------------------------------------------------------------------
Balloon Ext (1G)                   12 months              18 months
Balloon Ext (1C)                   12 months              18 months
-------------------------------------------------------------------
                              pxguide_071405 -- A2

CHASE SECURITIES

Balance   $171,217,000.00   Delay                   11   WAC   5.29590
Coupon            4.71100   Dated           07/01/2005   NET   5.26458
Settle         07/29/2005   First Payment   08/12/2005

WAM    111
WALA     1



Price                 Short Balloons by 12   Short Balloons by 18
-----------------------------------------------------------------
Balloon Ext (1F)                 12 months              18 months
-----------------------------------------------------------------
Optional Redemption               Call (N)               Call (N)
-----------------------------------------------------------------

Swap Curve   Mat      2YR      3YR      4YR      5YR      6YR      7YR      8YR      9YR     10YR     11YR     12YR
             Yld   0.3591   0.3925   0.4120   0.4265   0.4317   0.4294   0.4296   0.4248   0.4200   0.4515   0.4664

                              pxguide_071405 -- A3A

CHASE SECURITIES

Balance   $243,268,000.00   Delay                   11   WAC   5.29590
Coupon            4.82400   Dated           07/01/2005   NET   5.26458
Settle         07/29/2005   First Payment   08/12/2005

WAM    111
WALA     1



Price                   Short Balloons by 12   Short Balloons by 18
-------------------------------------------------------------------
                                       Yield                  Yield
-------------------------------------------------------------------
100-00                                 4.848                  4.848
100-02                                 4.837                  4.838
100-04                                 4.827                  4.828
100-06                                 4.816                  4.817
100-08                                 4.805                  4.807
100-10                                 4.795                  4.797
100-12                                 4.784                  4.786
100-14                                 4.774                  4.776
100-16                                 4.763                  4.766
100-18                                 4.753                  4.755
100-20                                 4.742                  4.745
100-22                                 4.732                  4.735
100-24                                 4.721                  4.725
100-26                                 4.711                  4.714
100-28                                 4.700                  4.704
100-30                                 4.690                  4.694
101-00                                 4.679                  4.684

Spread @ Center Price                   28.9                   28.4
WAL                                     7.12                   7.32
Mod Durn                               5.882                  6.021
Mod Convexity                          0.416                  0.437
Principal Window              ~Aug11 - Dec14         ~Jan12 - Dec14

-------------------------------------------------------------------
LIBOR_1MO                            3.38813                3.38813
CMT_3MO                                3.600                  3.600
CMT_6MO                                3.825                  3.825
CMT_1YR                                4.047                  4.047
CMT_2YR                                3.835                  3.835
CMT_3YR                                3.882                  3.882
CMT_5YR                                3.958                  3.958
CMT_10YR                               4.162                  4.162
CMT_30YR                               4.399                  4.399
-------------------------------------------------------------------
Balloon Ext (1G)                   12 months              18 months
Balloon Ext (1C)                   12 months              18 months
-------------------------------------------------------------------
                              pxguide_071405 -- A3A

CHASE SECURITIES

Balance   $243,268,000.00   Delay                   11   WAC   5.29590
Coupon            4.82400   Dated           07/01/2005   NET   5.26458
Settle         07/29/2005   First Payment   08/12/2005

WAM    111
WALA     1



Price                 Short Balloons by 12   Short Balloons by 18
-----------------------------------------------------------------
Balloon Ext (1F)                 12 months              18 months
-----------------------------------------------------------------
Optional Redemption               Call (N)               Call (N)
-----------------------------------------------------------------

Swap Curve   Mat      2YR      3YR      4YR      5YR      6YR      7YR      8YR      9YR     10YR     11YR     12YR
             Yld   0.3591   0.3925   0.4120   0.4265   0.4317   0.4294   0.4296   0.4248   0.4200   0.4515   0.4664

                              pxguide_071405 -- A3B

CHASE SECURITIES

Balance   $243,268,000.00   Delay                   11   WAC   5.29590
Coupon            5.51252   Dated           07/01/2005   NET   5.26458
Settle         07/29/2005   First Payment   08/12/2005

WAM    111
WALA     1


Price                   Short Balloons by 12   Short Balloons by 18
-------------------------------------------------------------------
                                       Yield                  Yield
-------------------------------------------------------------------
103-04                                 4.906                  4.919
103-06                                 4.895                  4.909
103-08                                 4.885                  4.899
103-10                                 4.874                  4.889
103-12                                 4.864                  4.879
103-14                                 4.853                  4.868
103-16                                 4.843                  4.858
103-18                                 4.833                  4.848
103-20                                 4.822                  4.838
103-22                                 4.812                  4.828
103-24                                 4.802                  4.818
103-26                                 4.791                  4.808
103-28                                 4.781                  4.797
103-30                                 4.771                  4.787
104-00                                 4.760                  4.777
104-02                                 4.750                  4.767
104-04                                 4.740                  4.757

Spread @ Center Price                   34.9                   35.6
WAL                                     7.12                   7.32
Mod Durn                               5.789                  5.923
Mod Convexity                          0.407                  0.427
Principal Window              ~Aug11 - Dec14         ~Jan12 - Dec14

-------------------------------------------------------------------
LIBOR_1MO                            3.38813                3.38813
CMT_3MO                                3.600                  3.600
CMT_6MO                                3.825                  3.825
CMT_1YR                                4.047                  4.047
CMT_2YR                                3.835                  3.835
CMT_3YR                                3.882                  3.882
CMT_5YR                                3.958                  3.958
CMT_10YR                               4.162                  4.162
CMT_30YR                               4.399                  4.399
-------------------------------------------------------------------
Balloon Ext (1G)                   12 months              18 months
Balloon Ext (1C)                   12 months              18 months
-------------------------------------------------------------------
                              pxguide_071405 -- A3B

CHASE SECURITIES

Balance   $243,268,000.00   Delay                   11   WAC   5.29590
Coupon            5.51252   Dated           07/01/2005   NET   5.26458
Settle         07/29/2005   First Payment   08/12/2005

WAM    111
WALA     1


Price                 Short Balloons by 12   Short Balloons by 18
-----------------------------------------------------------------
Balloon Ext (1F)                 12 months              18 months
-----------------------------------------------------------------
Optional Redemption               Call (N)               Call (N)
-----------------------------------------------------------------

Swap Curve   Mat      2YR      3YR      4YR      5YR      6YR      7YR      8YR      9YR     10YR     11YR     12YR
             Yld   0.3591   0.3925   0.4120   0.4265   0.4317   0.4294   0.4296   0.4248   0.4200   0.4515   0.4664